UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

SEMPRA ENERGY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy Common Stock, without par value	SRE	NYSE

Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SREPRA	NYSE

Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SREPRB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Offering of 5.750% Junior Subordinated Notes due 2079

On June 13, 2019, Sempra Energy (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as the representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $700 million aggregate principal amount of its 5.750% Junior Subordinated Notes due 2079 (the “notes”) for resale at a public offering price of $25.00 per note in a registered public offering pursuant to the Company’s effective shelf registration statement on Form S-3, as amended by post-effective Amendment No. 1 (File No. 333-220257). Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option to purchase up to an additional $105 million aggregate principal amount of notes from the Company. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibit.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.

References to Sempra Energy’s debt securities appearing under the caption “Supplemental Risk Factor” below include, without limitation, the notes.

Supplemental Risk Factor

When evaluating Sempra Energy and its business, you should carefully consider the risks and other information described below and the risks and other information contained in “Risk Factors” under Item 1A of Part I and elsewhere in Sempra Energy’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), which was filed with the SEC on February 26, 2019, and in our other filings with the SEC. These risk factors could materially adversely affect our actual results of operations and financial condition and cause such results to differ materially from those expressed in any forward-looking statements made by us or on our behalf. We may also be materially harmed by risks and uncertainties not currently known to us or that we currently deem to be immaterial. Our businesses, cash flows, results of operations, financial condition and/or prospects could be materially negatively impacted by these risks. In addition, the trading prices of our debt securities and equity securities and those of our subsidiaries could substantially decline due to the occurrence of any of these risks. These risk factors should be read in conjunction with the other detailed information concerning our company set forth in the Annual Report and Sempra Energy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, which was filed with the SEC on May 7, 2019, including, without limitation, the information set forth in the Notes to Consolidated Financial Statements and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” As used in this paragraph and the discussion below, references to “Sempra Energy,” “we,” “us” and “our” refer to Sempra Energy and its subsidiaries unless otherwise stated or the context otherwise requires.

Certain credit rating agencies may downgrade our credit ratings or place those ratings on negative outlook, and some of those actions may occur in the relatively near term.

Credit rating agencies routinely evaluate Sempra Energy and its subsidiaries, San Diego Gas & Electric Company (“SDG&E”) and Southern California Gas Company (“SoCalGas” and together with SDG&E, the “California Utilities”), and their ratings are based on a number of factors, including the increased risk of wildfires in California, perceived supportiveness of the regulatory environment affecting utility operations, including delays and difficulty in obtaining recovery, or the denial of recovery, for wildfire-related costs, ability to generate cash flows, level of indebtedness, overall financial strength, diversification beyond the regulated utility business (in the case of Sempra Energy), and the status of certain capital projects, as well as other factors beyond their control, such as tax reform, the state of the economy and our industry generally. Downgrades and factors causing downgrades of one or both of the California Utilities can have a material impact on Sempra Energy’s credit ratings.

The current Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”) (collectively, the “Rating Agencies”) issuer credit ratings for Sempra Energy are Baa1, BBB+ and BBB+, respectively, with Moody’s and S&P having changed Sempra Energy’s outlook from stable to negative on December 20, 2017 and July 9, 2018, respectively. The changes in outlook were primarily the result of, in the case of Moody’s, Sempra Energy’s planned long-term debt issuance to fund a portion of the cost of the Oncor acquisition, delays at the Cameron LNG project and the impact on financial credit metrics, and in the case of S&P, the lack of predictability in the California regulatory environment for electric utilities to consistently recover wildfire-related costs from ratepayers. On September 26, 2018, Moody’s confirmed Sempra Energy’s ratings and negative outlook, reflecting challenges and execution risk that Sempra Energy may face in meeting certain of Moody’s target financial metrics by 2020. On March 18, 2019, S&P affirmed Sempra Energy’s ratings and negative outlook, stating S&P could lower the ratings of Sempra Energy and its subsidiaries within the next six months by one or more notches if it does not see explicit steps being taken by regulators or state officials to address wildfire-related risk applicable to the California electric utilities’ regulatory construct. On April 19, 2019, Fitch affirmed Sempra Energy’s ratings and stable outlook.

The Rating Agencies have also initiated credit ratings actions that have negatively impacted SDG&E’s ratings, with such recent actions primarily the result of the Rating Agencies’ assessments of the increased risk of wildfires in California, the current California regulatory environment, recent wildfires in California and the possible inability to recover costs and expenses in cases where California investor-owned utilities, like SDG&E, are determined to have had their equipment be the cause of a fire.

Moody’s issued a report on June 4, 2019 regarding potential legislative solutions that are being proposed to California Governor Newsom and the California legislature to manage the long-term costs and liabilities associated with utility-caused wildfires. While Moody’s assessed the potential solutions under consideration and generally found that the solutions were credit positive if implemented, it gave some of these potential solutions a low likelihood of implementation, and has not changed its assessment regarding shortcomings in California’s regulatory environment in light of uncertainty surrounding the legislative process. Among other things, Moody’s believes that lawmakers are not actively considering reforming the inverse condemnation doctrine this year and that the likelihood of that occurring this year is remote.

S&P issued a report on June 7, 2019 updating its views regarding credit risks, potential credit ratings ramifications faced by regulated electric utilities in California and potential legislative solutions. S&P noted that unless legislation passes in California that reduces the credit risk to electric utilities in California, they expect to downgrade these companies, to possibly below investment grade ratings, at or around July 12, 2019, which is when the California legislature breaks for summer recess, or sooner if a utility is found to be the cause of a catastrophic wildfire. Further, S&P specified that Sempra Energy’s credit ratings could be downgraded below investment grade if SDG&E is found to be the cause of a catastrophic wildfire and further noted that a downgrade of SDG&E could result in a downgrade to Sempra Energy.

On January 21, 2019, S&P downgraded SDG&E’s long-term issuer credit rating to BBB+ from A- while maintaining its negative outlook. S&P affirmed this rating and maintained its negative outlook on March 18, 2019. On March 5, 2019, Moody’s downgraded SDG&E’s issuer rating to Baa1 from A2 while maintaining its negative outlook. On March 11, 2019, Fitch downgraded SDG&E’s long-term issuer default rating to BBB+ from A-, while maintaining its negative outlook. Fitch affirmed this rating and maintained the negative outlook on April 19, 2019.

S&P affirmed SoCalGas’s issuer credit rating at A with a negative outlook on March 18, 2019, and Fitch also affirmed SoCalGas’s long-term issuer default rating at A with a stable outlook on April 19, 2019. On May 22, 2019, Moody’s affirmed SoCalGas’s long-term rating at A1, but changed its outlook to negative, citing, among other things, deteriorating credit metrics over the past several years as well as heightened regulatory and political uncertainty for all utilities operating in California. Moody’s noted that SoCalGas’s ratings could be downgraded if SoCalGas’s credit metrics do not improve materially after the completion of ongoing regulatory proceedings or if the political or regulatory environment deteriorates or becomes more uncertain for local distribution companies operating in California.

While Sempra Energy’s, SDG&E’s and SoCalGas’s credit ratings are currently investment grade, each of the Rating Agencies reviews its ratings periodically, and there is no assurance that the current credit ratings and ratings outlooks assigned to Sempra Energy, SDG&E and SoCalGas will not be downgraded. As discussed above, S&P has indicated that, in the absence of a satisfactory legislative solution, they expect that downgrades may occur at or around July 12, 2019 or sooner if a utility is found to be the cause of a catastrophic wildfire.

A downgrade of Sempra Energy’s or either of its California Utilities’ credit ratings or rating outlooks may materially and adversely affect the market prices of Sempra Energy’s equity and debt securities, the interest rates at which their borrowings are made and their debt securities and commercial paper are issued, and the various fees on their credit facilities. This could make it significantly more costly for Sempra Energy, SDG&E, SoCalGas and Sempra Energy’s other subsidiaries to borrow money, to issue debt securities, to enter into new credit facilities and to raise certain other types of capital and/or complete additional financings. Such negative credit rating actions and the reasons for such actions could materially and adversely affect our cash flows, results of operations and financial condition and the market price of, and our ability to pay the principal of and interest on, our debt securities.

The foregoing discussion should be read in conjunction with the discussion appearing under the caption “Risk Factors—Risks Related to Sempra Energy—Certain credit rating agencies may downgrade our credit ratings or place those ratings on negative outlook” in the Annual Report.

Cautionary Note Regarding Forward-Looking Statements

This current report contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this report, when we use words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “assumes,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “target,” “pursue,” “outlook,” “maintain,” or similar expressions, or when we discuss our guidance, strategy, plans, goals, vision, mission, opportunities, projections, initiatives, objectives or intentions, we are making forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements.

Factors, among others, that could cause our actual results and future actions to differ materially from those described in any forward-looking statements include risks and uncertainties relating to the greater degree and prevalence of wildfires in California in recent years and the risk that we may be found liable for damages regardless of fault, such as where inverse condemnation applies, and risk that we may not be able to recover any such costs in rates from customers in California; actions and the timing of actions, including decisions, new regulations and issuances of authorizations by the California Public Utilities Commission, U.S. Department of Energy, California Division of Oil, Gas, and Geothermal Resources, Los Angeles County Department of Public Health, U.S. Environmental Protection Agency, Federal Energy Regulatory Commission, Pipeline and Hazardous Materials Safety Administration, Public Utility Commission of Texas, states, cities and counties, and other regulatory and governmental bodies in the U.S. and other countries in which we operate; the success of business development efforts, construction projects, major acquisitions, divestitures and internal structural changes, including risks in (i) obtaining or maintaining authorizations; (ii) completing construction projects on schedule and budget; (iii) obtaining the consent of partners; (iv) counterparties’ ability to fulfill contractual commitments; (v) winning competitively bid infrastructure projects; (vi) disruption caused by the announcement of contemplated acquisitions and/or divestitures or internal structural changes; (vii) the ability to complete contemplated acquisitions and/or divestitures; and (viii) the ability to realize anticipated benefits from any of these efforts once completed; the resolution of civil and criminal litigation and regulatory investigations and proceedings; actions by credit rating agencies to downgrade our credit ratings or those of our subsidiaries or to place those ratings on negative outlook and our ability to borrow at favorable interest rates; deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers; denial of approvals of proposed settlements; delays in, or denial of, regulatory agency authorizations to recover costs in rates from customers or regulatory agency approval for projects required to enhance safety and reliability; and moves to reduce or eliminate reliance on natural gas; the availability of electric power and natural gas and natural gas storage capacity, including disruptions caused by failures in the transmission grid, limitations on the withdrawal or injection of natural gas from or into storage facilities, and equipment failures; risks posed by actions of third parties who control the operations of our investments; weather conditions, natural disasters, accidents, equipment failures, computer system outages, explosions, terrorist attacks and other events that disrupt our operations, damage our facilities and systems, cause the release of harmful materials, cause fires and subject us to third-party liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits), may be disputed by insurers or may otherwise not be recoverable through regulatory mechanisms or may impact our ability to obtain satisfactory levels of affordable insurance; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers and employees; actions of activist shareholders, which could impact the market price of our securities and disrupt our operations as a result of, among other things, requiring significant time by management and our board of directors; changes in capital markets, energy markets and economic conditions, including the availability of credit; and volatility in currency exchange, interest and inflation rates and commodity prices and our ability to effectively hedge the risk of such volatility; the impact of federal or state tax reform and our ability to mitigate adverse impacts; changes in foreign and domestic trade policies and laws, including border tariffs and revisions to or replacement of international trade agreements, such as the North American Free Trade Agreement or the United States-Mexico-Canada Agreement (subject to congressional approval), that may increase our costs or impair our ability to resolve trade disputes; expropriation of assets by foreign governments and title and other property disputes; the impact at San Diego Gas & Electric Company on competitive customer rates and reliability of electric transmission and distribution systems due to the growth in distributed and local power generation and from possible departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation or other forms of distributed and local power generation and the potential risk of nonrecovery for stranded assets and contractual obligations; the ability of Oncor Electric Delivery Company LLC (“Oncor”) to eliminate or reduce its quarterly dividends due to regulatory capital requirements and other regulatory and governance commitments, including the determination by a majority of Oncor’s independent directors or a minority member director to retain such amounts to meet future requirements; and other uncertainties, some of which may be difficult to predict and are beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra Energy has filed with the SEC. These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov, and on the Company’s website at www.sempra.com. Information appearing on, or that can be accessed through, the Company’s website is not a part of and is not incorporated by reference in this report. Investors should not rely unduly on any forward-looking statements. These forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 13, 2019, between Sempra Energy and the several underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY, (Registrant)

Date: June 17, 2019	By: /s/ Peter R. Wall
Peter R. Wall
Vice President, Controller and Chief Accounting Officer